Exhibit 99.1

Mister Car Wash Announces Appointment of Atif Rafiq to Board of Directors

TUCSON, Ariz.--(BUSINESS WIRE)-- Mister Car Wash, Inc. (the "Company") (NYSE: MCW), the nation's largest car wash company, is pleased to announce the appointment of Atif Rafiq to its Board of Directors, effective February 8, 2024. Mr. Rafiq will serve as a nomination and corporate governance committee member.

"Mr. Rafiq's extensive experience in digital strategy, customer experience, and business innovation makes him an invaluable addition to our board," said John Lai, Chairperson and CEO of Mister Car Wash. "We are confident that his insights and guidance will significantly contribute to our strategic objectives and our ongoing commitment to delivering exceptional service to our customers."

Mr. Rafiq brings a wealth of experience and a proven track record in leading digital transformations and driving growth in various industries, having served in various leadership roles at McDonald's, Amazon, Volvo, and MGM Resorts International. "Mister is an innovative company with a unique opportunity to scale to even greater heights. I'm looking forward to rolling up my sleeves and helping the management team continue their upward trajectory," said Mr. Rafiq.

His appointment reflects Mister Car Wash's dedication to fostering a dynamic leadership team equipped to navigate the evolving landscape of the car wash industry and drive sustainable growth.

About Mister Car Wash® | Inspiring People to Shine®
Headquartered in Tucson, AZ, Mister Car Wash, Inc. (NYSE: MCW) operates over 450 car washes nationwide and has North America's largest car wash subscription program. With over 25 years of car wash experience, the Mister team is focused on operational excellence and delivering a memorable customer experience through elevated hospitality. The Mister brand is anchored in quality, friendliness, and a commitment to the communities we serve as good stewards of the environment and the resources we use. We believe that when you take care of your people, they will take care of your customers. To learn more visit: http://www.mistercarwash.com.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include but are not limited to Mister Car Wash's expansion efforts and branding initiatives. Words including "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "seek," or

"should," or the negative thereof or other variations thereon or comparable terminology are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking.

These forward-looking statements are based on management's current expectations and beliefs. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: developments involving the Company's competitors and its industry; the Company's ability to attract new customers, retain existing customers and maintain or grow its number of subscription members; potential future impacts of the COVID-19 pandemic; the Company's ability to open and operate new locations in a timely and cost-effective manner; the Company's ability to identify suitable acquisition targets and consummate such acquisitions on attractive terms; the Company's ability to maintain and enhance its brand reputation; the Company's reliance on and relationships with third-party suppliers; risk related to the Company's indebtedness and capital requirements; risk related to governmental laws and regulations applicable to the Company and its business; the Company's ability to maintain security and prevent unauthorized access to electronic and other confidential information; and the other important factors discussed under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as such factors may be updated from time to time in its other filings with the SEC, which are accessible on the SEC's website at http://www.sec.gov and Investor Relations section of the Company's website at https://ir.mistercarwash.com.

These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any forward-looking statement that the Company makes in this press release speaks only as of the date of such statement. Except as required by law, the Company does not undertake any obligation to update or revise or to publicly announce any update or revision to any of the forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts

Media
media@mistercarwash.com

Investor Relations
John Rouleau
ir@mistercarwash.com

Source: Mister Car Wash, Inc.